Allstate Life Insurance Company
Allstate Life Variable Life Separate Account A

Supplement dated February 18, 2021
to the Prospectuses and Statements of Additional Information, for

Allstate® AIM Lifetime PlusSM Variable Life
Allstate® Provider Variable Life
Morgan Stanley Variable Life
LifeinVest

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable life policies issued by Allstate Life Insurance Company ("Policy").

On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

The terms and provisions of your Policy will not be changed by the Transaction, and Allstate Life Insurance Company will continue to honor all of its obligations under your Policy. The Transaction will not change the fact that Allstate Life Insurance Company is the named insurer under your Policy.

If you have any questions about this supplement, please contact our customer service center at 1-800-865-5237 or your registered representative.